DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to report the performance for Dreyfus Premier Insured Municipal Bond Fund for the 12-month period ended July 31, 1998, as shown in the following table:

                                                                                                     DISTRIBUTION RATE
                                                                         TOTAL RETURN*                   PER SHARE**
                                                                          ___________                 _______________
        Class A Shares . . . . . . . . . . . . . . . . . . . .              5.76%                           4.24%

        Class B Shares . . . . . . . . . . . . . . . . . . . .              5.30%                           3.93%

        Class C Shares . . . . . . . . . . . . . . . . . . . .              4.98%                           3.70%

THE ECONOMY

  Low inflation, low unemployment and low interest rates characterized the economy over the reporting period. Consumer confidence was at a level not seen in 30 years, and consumers spent freely. As a result, the demand for big ticket items was robust. The housing market remained solid and cars and trucks sold at the highest rate in a decade. (The Asian crisis actually aided the domestic housing market since the flight to safety of foreign capital into U.S. fixed-income markets helped lower mortgage rates.) Yet by the end of the reporting period, there were signs that the economy was slowing of its own accord: second-quarter economic growth slowed to 1.6%, the lowest rate in three years and dramatically below the 5.5% rate reported for the first quarter.

  Despite evidence of an economic slowdown, the Federal Reserve Board remained concerned about inflation, fearful that low unemployment and climbing compensation costs could cause a rekindling of price pressures if demand accelerates. The Fed has refrained from raising its target rate for Federal Funds from the current 5.50% due to concern that such an action would further complicate the Asian financial crisis. The last rise in short-term rates was in March 1997. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Additionally, there has been a growing expectation that a weakening in foreign demand for U.S. goods would serve to restrain the U.S. economy, and that appears to be occurring. Fed Chairman Alan Greenspan had expressed his view regarding the likelihood of the spillover effect from the Asian crisis. In fact, export demand has slumped all year, and consequently the trade deficit has widened dramatically. U.S. companies with overseas exposure have begun to feel a profit pinch from the Asian economic crisis. This weakness might expand beyond the manufacturing and agricultural areas into the heretofore robust consumer and service sectors of our economy, which are the sectors that have buffered the effects of the overseas slowdown on the economy.

  Inflation, recently cited as the primary worry of Fed Chairman Greenspan, remained benign over the reporting period, as it has throughout the eight-year economic expansion. The Consumer Price Index rose a mere 1.6% through midyear. The much-watched Employment Cost Index (a broad measure of compensation trends) has shown some evidence of an upward drift in wage inflation. On June 30, wages and salaries were 3.5% higher than a year ago, the best 12-month gain since 1991. Thus, as of midyear, real pay increases (after adjusting for inflation), were almost 2% higher than a year ago, clear evidence of an extremely tight labor market.

THE MARKET ENVIRONMENT

  Few periods in recent memory could have been viewed as more favorable for the fixed-income markets than your Fund's most recent fiscal year. Steady, moderate economic growth, a low level of inflation, generally declining industrial commodity prices and a strengthening currency all contributed to create an overall friendly climate for the bond market. This was not the outlook as the year began. Rather, at that time market anxieties had been ratcheted higher by the comments of various Federal Reserve members calling to question the "new paradigm" of economic discipline, which held that the economy could grow above what the consensus held was its capacity without a commensurate increase in inflation. These comments succeeded in forcing yields to adjust to their highest levels of the year in order to more adequately reflect the capacity constraints confronting the economy. The rise was short-lived however, and relatively mild in nature as attention soon shifted to a series of economic crises rolling through several emerging market economies of Southeast Asia. These culminated with the formal devaluations of the currencies of Thailand, Malaysia and Indonesia. As concerns mounted over the potential deflationary impact these events would have around the globe, bond prices began to rise when investors began to accumulate fixed income securities. Toward the end of calendar year 1997, as it became increasingly apparent that the larger, more established Asian economies of countries like Japan and South Korea were not immune to these difficulties, the scope of the problem expanded. In January, 1998 the demand for the "safe haven" of U.S. fixed-income securities pushed yields to their lowest level in more than a year. From there, prices of fixed-income securities spent the next several months confined to a relatively narrow range whose extremes were determined by the vacillation of market sentiment between the poles of a debate. On the one hand was the question of how long the United States can maintain above-trend economic growth without a significant increase in inflation. On the other, the degree to which deflation emanating from Asia will subdue future domestic growth. As the Fund's fiscal year drew to a close, it became apparent that the economies of Russia, Europe and South America were being negatively impacted more significantly than had been anticipated. As a result, bond prices advanced and interest rates declined to levels not witnessed
in    more    than    ten    years.

  While buoyed by the same factors throughout the fiscal year, municipal bonds underperformed their taxable counterparts on a relative basis. A comparison of the movements of the yield of the 30-year U.S. Treasury Bond and the Bond Buyer's 25 Bond Revenue Bond Index illustrates this point clearly. For the year, Treasury yields declined by 98 basis points (0.98%) to close the year at 5.71%, while the Revenue Index fell by 25 basis points (0.25%) to close at 5.36%. The reason for this was that during the early strength of the markets, municipals were supported by a formidable supply/demand dynamic which pushed tax exempt yields to a level which, when viewed as a percentage of taxable yields, were relatively expensive by historical standards. Consequently, as taxable yields declined over the period, tax exempt yields moved in a similar though more restrained fashion. This relative underperformance during the course of the year places municipal bonds in an inexpensive light compared to taxable alternatives, and as such, poised to outperform going forward.

PORTFOLIO FOCUS

  In managing your Fund' s assets in such an environment, a decidedly constructive posture was maintained. While trading activity sought to adjust portfolio structure to the changing sentiments which drove prices, in general we strove to create a vehicle that was more responsive to a declining interest rate environment. During those periods when volatility increased and prices retreated, emphasis was placed on accumulating securities bearing strong income characteristics and minimal levels of principal volatility. As prices advanced, our purchasing focus shifted to those securities whose principal values would most closely mirror the anticipated appreciation of the market in general.
Throughout the process we continued to work to enhance the liquidity and performance characteristics of the Fund by extending the optional redemption provisions of securities held in the portfolio and improving underlying creditworthiness.

  As can be seen by the graph which accompanies this report, for the most recent reporting period the Fund underperformed the Lehman Brothers Municipal Bond Index. There were two reasons for this: First, all the securities held in your Fund are insured by a triple "A" rated guarantor, while the Lehman Index contains lesser rated securities whose yields are higher in order to compensate bond holders for the greater degree of credit risk they are incurring. Second, the Index is just that, an index. Unlike a mutual fund, it does not incur fees and expenses that will, over time, impact performance.

  We appreciate your investment in the Dreyfus Premier Insured Municipal Bond Fund, and we want to assure you that we are, at all times, working to provide you with rewarding returns.

               Very truly yours,



               [Richard J. Moynihan signature logo]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation


August 18, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND                     JULY 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER INSURED
 MUNICIPAL BOND FUND CLASS A SHARES AND CLASS B SHARES AND THE LEHMAN BROTHERS
                             MUNICIPAL BOND INDEX

                                    Dollars

$13,718

Lehman Brothers  Municipal Bond Index*

$13,160

Dreyfus Premier Insured Municipal Bond Fund (Class B Shares)

$13,025

Dreyfus Premier Insured Municipal Bond Fund (Class A Shares)

*Source: Lehman Brothers

Average Annual Total Returns

-----------------------------------------------------------------------------
                    Class A Shares                                                               Class B Shares
_______________________________________________________              _________________________________________________________

                                                                                                           % Return Reflecting

                                              % Return                                                    Applicable Contingent
                                             Reflecting                                     % Return         Deferred Sales
                       % Return Without    Maximum Initial                                 Assuming No         Charge Upon
Period Ended 7/31/98     Sales Charge    Sales Charge (4.5%)      Period Ended 7/31/98     Redemption          Redemption*
____________________    _____________    ____________________     __________________       ___________     ___________________
1 Year                      5.76%              0.98%              1 Year                     5.30%               1.30%

From Inception (5/3/94)     7.58               6.42               From Inception (5/3/94)    7.05                6.67

                       Class C Shares

_______________________________________________________

                                      % Return Reflecting

                                      Applicable Contingent

                         % Return        Deferred Sales

                         Assuming         Charge Upon

Period Ended 7/31/98  No Redemption       Redemption**

____________________  _____________   ____________________

1 Year                    4.98%                3.98%

From Inception (12/4/95)  4.62                 4.62
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A shares and Class B shares of Dreyfus Premier Insured Municipal Bond Fund on 5/3/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/3/94. All dividends and capital gain distributions are reinvested. Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.

The Fund invests primarily in municipal securities which are insured as to the timely payment of principal and interest by recognized insurers of municipal securities. The Fund' s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall; however, the bonds in the Index generally are not insured. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report. Neither the Fund shares nor the market value of its portfolio securities are insured.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                        JULY 31, 1998

                                                                                                  Principal
Long-Term Municipal Investments--94.7%                                                              Amount             Value
-------------------------------------------------------                                          ____________       ___________
California--6.4%

California Housing Finance Agency, Revenue 5.70%, 8/1/2016 (Insured; MBIA) . . . . . . . .       $    200,000       $   204,774

California Pollution Control Financing Authority, PCR (Southern California
Edison Co.)

  6.40%, 12/1/2024 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .            400,000           435,276

San Joaquin Hills Transportation Corridor Agency, Highway Revenue, Refunding

  Zero Coupon, 1/15/2031 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . .          2,500,000           461,375

Colorado--4.6%

E-470 Public Highway Authority, Revenue, Refunding

  Zero Coupon, 9/1/2016 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . .            750,000           297,982

Jefferson County School District No. R-001 5%, 12/15/2017 (Insured; FGIC). . . . . . . . .            500,000           493,560

Florida--1.1%

Miami Health Facilities Authority, Health Facility Revenue, Refunding

  (Mercy Hospital Project) 5.125%, 8/15/2020 (Insured; AMBAC)  . . . . . . . . . . . . . .            200,000           197,654

Illinois--12.8%

Chicago Midway Airport, Revenue 6.25%, 1/1/2024 (Insured; MBIA). . . . . . . . . . . . . .            200,000           215,528

Chicago, Wastewater Transmission Revenue:

  6.375%, 1/1/2024 (Insured; MBIA) (Prerefunded 1/1/2005) (a)  . . . . . . . . . . . . . .            200,000           226,272

  Refunding, 5.125%, 1/1/2025 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . .          1,000,000           982,900

Illinois Health Facilities Authority, Revenue:

 (Northwestern Medical Faculty Foundation-Health Care)

    6.625%, 11/15/2025 (Insured; MBIA) (Prerefunded 11/15/2004) (a)  . . . . . . . . . . .            500,000           573,015

  Refunding (Lutheran General Health System) 6.25%, 4/1/2018 (Insured; FSA)  . . . . . . .            200,000           226,528

Indiana--11.0%

Indiana Health Facility Financing Authority, HR:

 (Lutheran Hospital of Indiana, Inc.)

    7%, 2/15/2019 (Insured; AMBAC) ( Prerefunded 2/15/1999) (a)  . . . . . . . . . . . . .            600,000           622,632

  Refunding (Community Hospital of Anderson Project) 6%, 1/1/2014 (Insured; MBIA)  . . . .          1,000,000         1,079,210

Lafayette Redevelopment Authority, Redevelopment Lease Rent

  5.95%, 1/1/2020 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            200,000           212,622

Iowa--1.9%

Clinton, PCR, Refunding (Interstate Power Co. Project)

  6.35%, 12/1/2012 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .            300,000           330,360

Kentucky--3.2%

Louisville and Jefferson County Metropolitan Sewer District,

 Sewer and Drain System Revenue, Refunding

  6.25%, 5/15/2026 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           554,170

Massachusetts--6.1%

Massachusetts Housing Finance Agency SFHR 6.60%, 12/1/2026 (Insured; AMBAC). . . . . . . .            990,000         1,059,874

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                       JULY 31, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount             Value
-------------------------------------------------------                                          ____________       ___________

Nevada--1.3%

Clark County, Passenger Facility Charge Revenue

 (Las Vegas McCarran International Airport):

    6.25%, 7/1/2022 (Insured; AMBAC) ( Prerefunded 7/1/2002) (a) . . . . . . . . . . . . .        $   195,000        $  213,160

    6.25%, 7/1/2022 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,000             5,385

New Jersey--7.6%

New Jersey Economic Development Authority:

  PCR (Public Service Electric & Gas Co.) 6.40%, 5/1/2032 (Insured; MBIA)  . . . . . . . .            200,000           217,306

  Water Facilities Revenue (NJ American Water Co., Inc. Project)

    6.875%, 11/1/2034 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           562,835

New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue

  6.375%, 10/1/2026 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           535,360

New Mexico--5.8%

Farmington, PCR, Refunding (Southern California Edison Co.)

  5.875%, 6/1/2023 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            750,000           792,195

Santa Fe, Revenue 6.30%, 6/1/2024 (Insured; AMBAC) ( Prerefunded 6/1/2004) (a) . . . . . .            200,000           221,136

New York--10.0%

Metropolitan Transportation Authority, Dedicated Tax Fund

  5.25%, 4/1/2026 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,001,950

New York State Dormitory Authority, Revenue (Mount Sinai Medical School)

  5.15%, 7/1/2024 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           509,345

New York State Energy Research and Development Authority, PCR, Refunding

  (Rochester Gas & Electric Project) 6.50%, 5/15/2032 (Insured; MBIA)  . . . . . . . . . .            200,000           216,062

North Dakota--1.3%

Grand Forks Health Care Facilities Revenue (United Hospital Obligated Group)

  6.25%, 12/1/2019 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            200,000           220,356

Oklahoma--2.5%

Oklahoma Industries Authority, HR (Baptist Medical Center)

  7%, 8/15/2014 (Insured; AMBAC) ( Prerefunded 8/15/2000) (a)  . . . . . . . . . . . . . .            400,000           431,668

Pennsylvania--2.8%

Chester County Health and Educational Facilities Authority, Health System
Revenue

  (Jefferson Health System) 5.125%, 5/15/2018 (Insured; AMBAC) . . . . . . . . . . . . . .            500,000           492,625

South Carolina--1.3%

South Carolina Public Service Authority, Revenue, Refunding

  6.375%, 7/1/2021 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .            200,000           217,812

Texas--4.4%

Austin, Airport Systems Revenue 6.125%, 11/15/2025 (Insured; MBIA) . . . . . . . . . . . .            500,000           539,505

Gulf Coast Waste Disposal Authority, Revenue, Refunding (Houston Light & Power
Co. Project)

  6.375%, 4/1/2012 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            200,000           218,410

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)                                       JULY 31, 1998

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                         Amount             Value
-------------------------------------------------------                                          ____________       ___________

Virginia--1.3%

Prince William County Service Authority, Water and Sewer System Revenue,
Refunding

  4.75%, 7/1/2029 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    240,000      $    224,693

Washington--6.4%

Washington, MFMR (Gilman Meadows Project) 7.40%, 1/1/2030 (Insured; FSA) . . . . . . . . .          1,000,000         1,104,930

Wisconsin--2.9%

Wisconsin Health and Educational Facilities Authority, Revenue, Refunding

  (Aurora Health Care, Inc.) 5.25%, 8/15/2027 (Insured; MBIA)  . . . . . . . . . . . . . .            500,000           496,670

                                                                                                                   ____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $15,258,466) . . . . . . . . . . . . . . . . .                          $16,395,135

                                                                                                                   ____________


Short-Term Municipal Investment--3.5%
-------------------------------------------------------

Texas;

Brazos River Authority, PCR, Refunding (Texas Utilities Electric Co.) VRDN

  3.70% (Insured; MBIA) (b) (cost $600,000)  . . . . . . . . . . . . . . . . . . . . . . .     $      600,000    $      600,000

                                                                                                                  _____________


TOTAL MUNICIPAL INVESTMENTS (cost $15,858,466) . . . . . . . . . . . . . . . . . . . . . .              98.2%       $16,995,135

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.8%    $      319,862

                                                                                                      _______     _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $17,314,997

                                                                                                      _______     _____________


Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           MFMR        Multi-Family Mortgage Revenue

FGIC        Financial Guaranty Insurance Company                    PCR         Pollution Control Revenue

FSA         Financial Security Assurance                            SFHR        Single Family Housing Revenue

HR          Hospital Revenue                                        VRDN        Variable Rate Demand Notes

MBIA        Municipal Bond Investors Assurance

             Insurance Corporation


Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch (c)            or            Moody's             or            Standard & Poor's              Percentage of Value
_______                            ________                          _________________              ___________________
AAA                                Aaa                               AAA                                  96.5%

F-1                                MIG1/ P1                          SP1/ A1                               3.5
                                                                                                         _____
                                                                                                         100.0%
                                                                                                         _____

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)Bonds   which   are  prerefunded  are  collateralized  by  U.S.  Government securities  which are held in escrow and are used to pay principal and interest on  the  municipal  issue  and  to  retire  the  bonds  in full at the earliest refunding date.

(b)Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(c)Fitch currently provides creditworthiness information for a limited number of investments.

(d)  At July 31, 1998, 53.0% of the Fund's net assets are insured by MBIA.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                             JULY 31, 1998

                                                                                                    Cost               Value
                                                                                                 ____________       ___________
ASSETS:                          Investments in securities--See Statement of Investments . .      $15,858,466       $16,995,135

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              131,902

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              197,596

                                                                                                                   ____________

                                                                                                                     17,324,633

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                                  101

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                7,620

                                 Accrued expenses and other liabilities  . . . . . . . . .                                1,915

                                                                                                                   ____________

                                                                                                                          9,636

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $17,314,997

                                                                                                                   ____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $15,999,087

                                 Accumulated net realized gain (loss) on investments . . .                              179,241

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                            1,136,669

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $17,314,997

                                                                                                                   ____________


                           NET ASSET VALUE PER SHARE

                              _____________________________

                                                                                 Class A           Class B           Class C
                                                                              ____________       ____________      ____________
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $8,202,333         $9,101,037           $11,627

Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . .         601,679            667,405            852.40

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . . . . . . . . .          $13.63             $13.64            $13.64

                                                                                   _______            _______           _______


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                              YEAR ENDED JULY 31, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                             $989,846

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .          $  97,239

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             68,091

                                 Shareholder servicing costs--Note 3(c)  . . . . . . . . .             58,010

                                 Distribution fees--Note 3(b)  . . . . . . . . . . . . . .             48,706

                                 Trustees' fees and expenses--Note 3(d)  . . . . . . . . .             16,522

                                 Legal fees  . . . . . . . . . . . . . . . . . . . . . . .             13,551

                                 Auditing fees . . . . . . . . . . . . . . . . . . . . . .             12,887

                                 Prospectus and shareholders' reports  . . . . . . . . . .              8,102

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .              1,743

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .                161

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .             17,016

                                                                                                    _________

                                        Total Expenses . . . . . . . . . . . . . . . . . .            342,028

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a) . . . . . . . . . . . . . . . .            (94,915)

                                                                                                    _________

                                        Net Expenses . . . . . . . . . . . . . . . . . . .                              247,113

                                                                                                                      _________

INVESTMENT INCOME-NET. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              742,733

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .           $198,888

                                 Net unrealized appreciation (depreciation) on investments . .         (3,933)

                                                                                                    _________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                              194,955

                                                                                                                      _________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                             $937,688

                                                                                                                      _________


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   Year Ended      Year Ended
                                                                                                 July 31, 1998    July 31, 1997
                                                                                                 _____________    _____________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     742,733    $     800,204

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . . . .         198,888           49,319

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . . . . . . .          (3,933)         683,061

                                                                                                  ____________     ____________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . .         937,688        1,532,584

                                                                                                  ____________     ____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (356,100)        (369,967)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (386,389)        (430,199)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (244)             (38)

   Net realized gain on investments:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (30,088)         (38,568)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (38,755)         (53,235)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (4)              (5)

                                                                                                  ____________     ____________

          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (811,580)        (892,012)

                                                                                                  ____________     ____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,303,306          607,447

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         445,442        1,347,382

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,398            ---

   Dividends reinvested:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         235,597          257,949

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         277,605          330,335

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             214               43

   Cost of shares redeemed:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (1,485,623)      (1,471,651)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (1,908,143)      (2,672,018)

                                                                                                  ____________     ____________

          Increase (Decrease) in Net Assets from Beneficial Interest Transactions  . . . . . .      (1,121,204)      (1,600,513)

                                                                                                  ____________     ____________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . .        (995,096)        (959,941)

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18,310,093       19,270,034

                                                                                                  ____________     ____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $17,314,997      $18,310,093

                                                                                                  ____________     ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                            Shares
                                                                                           ______________________________________

                                                                                                   Year Ended      Year Ended
                                                                                                 July 31, 1998    July 31, 1997
                                                                                                 _____________    _____________
CAPITAL SHARE TRANSACTIONS:

  Class A

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          96,050           46,183

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . .          17,379           19,586

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (109,652)        (111,584)

                                                                                                 _____________    _____________

                                   Net Increase (Decrease) in Shares Outstanding . . . . . . .           3,777          (45,815)

                                                                                                 _____________    _____________


   Class B

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          32,973          102,444

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . .          20,472           25,069

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (141,025)        (203,605)

                                                                                                 _____________    _____________

                                   Net Increase (Decrease) in Shares Outstanding . . . . . . .         (87,580)         (76,092)

                                                                                                 _____________    _____________


   Class C

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             757              ---

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . .              16                3

                                                                                                 _____________    _____________

                                   Net Increase (Decrease) in Shares Outstanding . . . . . . .             773                3

                                                                                                 _____________    _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                           Class A Shares
                                                                 ____________________________________________________________
                                                                                        Year Ended July 31,
                                                                 ____________________________________________________________

PER SHARE DATA:                                                   1998         1997        1996         1995          1994(1)
                                                                _______      _______      _______      _______       _______
   Net asset value, beginning of period  . . . . . . . . . .     $13.53       $13.06       $13.01       $12.94        $12.50

                                                                _______      _______      _______      _______       _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .        .61          .60          .63          .77           .18

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .        .15          .53          .08          .07           .44

                                                                _______      _______      _______      _______       _______

   Total from Investment Operations  . . . . . . . . . . . .        .76         1.13          .71          .84           .62

                                                                _______      _______      _______      _______       _______

   Distributions:

   Dividends from investment income-net  . . . . . . . . . .      (.61)        (.60)        (.63)        (.77)         (.18)

   Dividends from net realized gain on investments . . . . .      (.05)        (.06)        (.03)               --        --

                                                                _______      _______      _______      _______       _______

   Total Distributions . . . . . . . . . . . . . . . . . . .      (.66)        (.66)        (.66)        (.77)         (.18)

                                                                _______      _______      _______      _______       _______

   Net asset value, end of period  . . . . . . . . . . . . .     $13.63       $13.53       $13.06       $13.01        $12.94

                                                                _______      _______      _______      _______       _______


TOTAL INVESTMENT RETURN (2). . . . . . . . . . . . . . . . .       5.76%        8.91%        5.56%        6.86%         4.99%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .       1.11%        1.24%        1.17%         .08%            --

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . .       4.48%        4.54%        4.80%        6.02%         5.44%(4)

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . . . . . .        .54%         .14%         .13%        1.25%         2.50%(4)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .      22.94%       44.50%       29.73%        9.17%            --

   Net Assets, end of period (000's Omitted) . . . . . . . .     $8,202       $8,090       $8,409        $8,272       $2,525
-----------------------------

(1)  From May 4, 1994 (commencement of operations) to July 31, 1994.

(2)  Exclusive of sales load.

(3)  Not annualized.

(4)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Class B Shares
                                                                 ____________________________________________________________

                                                                                        Year Ended July 31,
                                                                 ____________________________________________________________

PER SHARE DATA:                                                   1998         1997         1996         1995        1994(1)
                                                                _______      _______      _______      _______       _______

   Net asset value, beginning of period  . . . . . . . . . .     $13.53       $13.07       $13.01       $12.95        $12.50

                                                                _______      _______      _______      _______       _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .        .54          .53          .57          .71           .16

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . .        .16          .52          .09          .06           .45

                                                                _______      _______      _______      _______       _______

   Total from Investment Operations  . . . . . . . . . . . .        .70         1.05          .66          .77           .61

                                                                _______      _______      _______      _______       _______

   Distributions:

   Dividends from investment income-net  . . . . . . . . . .       (.54)        (.53)        (.57)        (.71)         (.16)

   Dividends from net realized gain on investments . . . . .       (.05)        (.06)        (.03)          --            --

                                                                _______      _______      _______      _______       _______

   Total Distributions . . . . . . . . . . . . . . . . . . .       (.59)        (.59)        (.60)        (.71)         (.16)

                                                                _______      _______      _______      _______       _______

   Net asset value, end of period  . . . . . . . . . . . . .     $13.64       $13.53       $13.07       $13.01        $12.95

                                                                _______      _______      _______      _______       _______


TOTAL INVESTMENT RETURN (2). . . . . . . . . . . . . . . . .       5.30%        8.28%        5.09%        6.24%         4.94%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .       1.63%        1.75%        1.68%         .59%          .50%(4)

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . .       3.97%        4.03%        4.28%        5.51%         4.90%(4)

   Decrease reflected in above expense ratios

       due to undertakings by the Manager  . . . . . . . . .        .53%         .14%         .13%        1.27%         2.50%(4)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .      22.94%       44.50%       29.73%        9.17%            --

   Net Assets, end of period (000's Omitted) . . . . . . . .      $9,101      $10,219      $10,860        $9,739       $3,343
-----------------------------

(1)  From May 4, 1994 (commencement of operations) to July 31, 1994.

(2)  Exclusive of sales load.

(3)  Not annualized.

(4)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                         Class C Shares
                                                                                                       ____________________

                                                                                                        Year Ended July 31,
                                                                                                       ____________________

PER SHARE DATA:                                                                                     1998      1997     1996(1)
                                                                                                  ______    ______    ______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . .        $13.54    $13.07    $13.53

                                                                                                  ______    ______    ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           .51       .50       .34

   Net realized and unrealized gain (loss) on investments  . . . . . . . . . . . . . . . .           .15       .53      (.43)

                                                                                                  ______    ______    ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . .           .66      1.03      (.09)

                                                                                                 ______    ______    ______

   Distributions:

   Dividends from investment income-net  . . . . . . . . . . . . . . . . . . . . . . . . .          (.51)     (.50)     (.34)

   Dividends from net realized gain on investments . . . . . . . . . . . . . . . . . . . .          (.05)     (.06)     (.03)

                                                                                                  ______    ______    ______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (.56)     (.56)     (.37)

                                                                                                   ______    ______    ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $13.64    $13.54    $13.07

                                                                                                  ______    ______    ______


TOTAL INVESTMENT RETURN (2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4.98%     8.07%     (.94%)(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . . . . .          1.77%     2.00%     2.08%(3)

   Ratio of net investment income to average net assets  . . . . . . . . . . . . . . . . .          3.82%     3.70%     3.84%(3)

   Decrease reflected in above expense ratios due to undertakings by the Manager . . . . .           .66%      .11%     1.17%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22.94%    44.50%    29.73%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . . . .            $12        $1        $1
-----------------------------

(1)  From December 4, 1995 (commencement of initial offering) to July 31, 1996.

(2)  Exclusive of sales load.

(3)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act" ) as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class
C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.Under the terms of the custodian agreement, the Fund received net earnings credits of $2,376 during the period ended July 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption facility ("Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended July 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  The manager had undertaken from August 1, 1997 through January 6, 1998, to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 distribution plan fees, taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceeded an annual rate of 1.25% of the value of the Fund' s average daily net assets, and thereafter, through February 10, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund' s aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from February 11, 1998, to reduce the management fee paid or reimburse such excess expenses of the Fund, to the extent that the Fund' s aggregate annual expenses (excluding certain expenses as described above) exceed an annual rate of 1% of the value of the Fund's average daily assets. The reduction in management fee, pursuant to the undertaking, amounted to $94,915 during the period ended July 31, 1998.

  (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended July 31, 1998, Class B and Class C shares were charged $48,658 and $48, respectively, pursuant to the Distribution Plan.

  (C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 1998, Class A, Class B and Class C shares were charged $19,854, $24,329 and $16, respectively, pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended July 31, 1998, the Fund was charged $8,436 pursuant to the transfer agency agreement.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (D) Each trustee who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended July 31, 1998 amounted to $3,864,545 and $5,076,318, respectively.

  At July 31, 1998, accumulated net unrealized appreciation on investments was $1,136,669, consisting of $1,139,842 gross unrealized appreciation and $3,173 gross unrealized depreciation.

  At July 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
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REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Insured Municipal Bond Fund as of July 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Insured Municipal Bond Fund at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

[ERNST & YOUNG LLP signature logo]



New York, New York

August 28, 1998



DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
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IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended July 31, 1998:

  --all  the  dividends  paid  from  investment  income-net are "exempt-interest
dividends"   (not   generally  subject  to  regular  Federal  income  tax) , an

  --the Fund hereby designates $.0508 per share as a long-term capital gain distribution (of which none is subject to the 20% maximum Federal tax rate) of the $.0533 per share paid on December 4, 1997.

  As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.


DREYFUS PREMIER INSURED

MUNICIPAL BOND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940












Printed in U.S.A.                                          128/376AR987

                                 ANNUAL REPORT
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                                DREYFUS PREMIER

                               INSURED MUNICIPAL

                                   BOND FUND
-------------------------------------------------------------------------------

                                 JULY 31, 1998


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